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                                                                    Exhibit 4.1


COMMON STOCK                                                       COMMON STOCK

                           PRESSURE BIOSCIENCES, INC.

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
                  20,000,000 AUTHORIZED SHARES $.01 PAR VALUE

                               CUSIP 74112E 10 9
                      SEE REVERSE FOR CERTAIN DEFINITIONS

                              THIS CERTIFIES THAT

                                is the owner of

          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

PRESSURE BIOSCIENCES, INC. (HEREINAFTER CALLED THE "CORPORATION"), transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Restated Articles of Organization, as amended, and the Amended and Restated By-Laws, as amended, of the Corporation (copies of which are on file with the Corporation and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ Richard T. Schumacher
-------------------------
President & CEO

/s/ R. Wayne Fritzsche
-------------------------
Chairman of the Board

DATED
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST CO., INC.
(DENVER) TRANSFER AGENT AND REGISTRAR,

By
   --------------------------
   AUTHORIZED SIGNATURE

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                           PRESSURE BIOSCIENCES, INC.

                TRANSFER FEE: $25.00 PER NEW CERTIFICATE ISSUED

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. A COPY OF THE FULL TEXT OF THE PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL OR RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK WILL BE PROVIDED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN THE CORPORATION AND COMPUTERSHARE TRUST COMPANY, INC., AS RIGHTS AGENT, DATED AS OF FEBRUARY 27, 2003, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY ACQUIRING PERSONS (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -as tenants in common           UNIF GIFT MIN ACT-              Custodian
                                                           ------------------------------------------
                                                                   (Cust)         (Minor)

TEN ENT -as tenants by the entireties                   under Uniform Gifts to Minors Act
                                                                                          --------------
                                                                                              (State)
JT TEN -as joint tenants with right
        of survivorship and not as      UNIF TRF MIN ACT         Custodian (until age   )
        tenants in common                                 ------------------------------------------
                                                                   (Cust)         (Minor)
                                                       under Uniform Transfers to Minors Act
                                                                                            ------------
                                                                                              (State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE [     ]

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:                       20            Signature:
      ----------------------   --------              ---------------------------

Signature(s) Guaranteed:
BY:
   -----------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:
----------------------------------------------------------------------
Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.